EXHIBIT 32.0

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350.

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joel S. Marcus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Alexandria Real Estate Equities, Inc. for the quarter ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alexandria Real Estate Equities, Inc.

Date: August 3, 2026

/s/ Joel S. Marcus
Joel S. Marcus
Executive Chairman

I, Peter M. Moglia, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Alexandria Real Estate Equities, Inc. for the quarter ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alexandria Real Estate Equities, Inc.

Date: August 3, 2026

/s/ Peter M. Moglia
Peter M. Moglia
Chief Executive Officer and Chief Investment Officer

I, Marc E. Binda, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Alexandria Real Estate Equities, Inc. for the quarter ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alexandria Real Estate Equities, Inc.

Date: August 3, 2026

/s/ Marc E. Binda
Marc E. Binda
Chief Financial Officer and Treasurer